                                 AMENDMENT NO. 9
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                                AIM EQUITY FUNDS

                  This Amendment No. 9 to the Amended and Restated Agreement and Declaration of Trust of AIM Equity Funds (this "Amendment") amends, effective March 15, 2005, the Amended and Restated Agreement and Declaration of Trust of AIM Equity Funds (the "Trust") dated as of May 15, 2002, as amended (the "Agreement").

                  Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

                  WHEREAS, the Trust desires to liquidate all shares of AIM Core Strategies Fund and AIM U.S. Growth Fund;

                  NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

         3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of February 25, 2005.

                                     By: /s/ Robert H. Graham
                                        ---------------------------------------
                                     Name:   Robert H. Graham
                                     Title:  President

                          EXHIBIT 1 TO AMENDMENT NO. 9
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                               OF AIM EQUITY FUNDS

                                   "SCHEDULE A

                                AIM EQUITY FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                      CLASSES OF EACH PORTFOLIO
---------                                      -------------------------
AIM Aggressive Growth Fund                     Class A Shares
                                               Class B Shares
                                               Class C Shares
                                               Class R Shares
                                               Institutional Class Shares

AIM Blue Chip Fund                             Class A Shares
                                               Class B Shares
                                               Class C Shares
                                               Class R Shares
                                               Institutional Class Shares
                                               Investor Class Shares

AIM Capital Development Fund                   Class A Shares
                                               Class B Shares
                                               Class C Shares
                                               Class R Shares
                                               Institutional Class Shares
                                               Investor Class Shares

AIM Charter Fund                               Class A Shares
                                               Class B Shares
                                               Class C Shares
                                               Class R Shares
                                               Institutional Class Shares

AIM Constellation Fund                         Class A Shares
                                               Class B Shares
                                               Class C Shares
                                               Class R Shares
                                               Institutional Class Shares

AIM Dent Demographic Trends Fund               Class A Shares
                                               Class B Shares
                                               Class C Shares
                                               Institutional Class Shares

PORTFOLIO                                      CLASSES OF EACH PORTFOLIO
---------                                      -------------------------
AIM Diversified Dividend Fund                  Class A Shares
                                               Class B Shares
                                               Class C Shares
                                               Institutional Class Shares
                                               Investor Class Shares

AIM Emerging Growth Fund                       Class A Shares
                                               Class B Shares
                                               Class C Shares
                                               Institutional Class Shares

AIM Large Cap Basic Value Fund                 Class A Shares
                                               Class B Shares
                                               Class C Shares
                                               Class R Shares
                                               Institutional Class Shares
                                               Investor Class Shares

AIM Large Cap Growth Fund                      Class A Shares
                                               Class B Shares
                                               Class C Shares
                                               Class R Shares
                                               Institutional Class Shares
                                               Investor Class Shares

AIM Mid Cap Growth Fund                        Class A Shares
                                               Class B Shares
                                               Class C Shares
                                               Class R Shares
                                               Institutional Class Shares

AIM Select Basic Value Fund                    Class A Shares
                                               Class B Shares
                                               Class C Shares
                                               Institutional Class Shares

AIM Weingarten Fund                            Class A Shares
                                               Class B Shares
                                               Class C Shares
                                               Class R Shares
                                               Institutional Class Shares"